UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2016

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2016, Daniel M. Friedberg resigned as a member of the Board of Directors of GP Strategies Corporation (the “Company”). In addition to his role as a director, Mr. Friedberg was a member of the Company’s Executive, Audit, Compensation, and Nominating/Corporate Governance Committees.
On August 8, 2016, the Board of Directors elected Samuel Robinson to fill the vacancy created by Mr. Friedberg’s resignation. Mr. Robinson is also expected to serve on the Company’s Executive, Audit, Compensation, and Nominating/Corporate Governance Committees.
Further details are contained in the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)            Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 8, 2016.
99.2	Press release, dated August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: August 9, 2016	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, General Counsel & Secretary

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